Exhibit 10.12

EXECUTION

AMENDMENT NUMBER SEVEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 24, 2012,

among

PENNYMAC CORP.,

 PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER SEVEN (this “Amendment Number Seven”) is made this 5th day of February, 2014 (the “Effective Date”), among PENNYMAC CORP. (“Seller”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 24, 2012, among Seller, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to modify certain covenants, representations and warranties under the Agreement and as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.                            Amendment.  Effective as of the Effective Date, the Agreement is hereby amended as follows:

(a)                                                         Section 2 of the Agreement is hereby amended by deleting the definition of “Committed Amount” in its entirety and replacing it with the following (bold for emphasis):

“Committed Amount” shall mean an amount equal to (i) $900,000,000; reduced by (ii) the aggregate outstanding Purchase Price (as such term is defined in the NPL Repurchase Agreement) of all Loans (as such term is defined in the NPL Repurchase Agreement) then subject to outstanding Transactions (as such term is defined in the NPL Repurchase Agreement) under the NPL Repurchase Agreement.”

(b)                                                         Section 2 of the Agreement is hereby amended by deleting the definition of “Loan Schedule” in its entirety and replacing it with the following (bold for emphasis):

“Loan Schedule” shall mean a hard copy or electronic format incorporating the fields identified on Exhibit G, which shall include with respect to each Loan to be included in a Transaction without limitation: (i) the Loan number, (ii) the Mortgagor’s name, (iii) the original principal amount of the Loan, (iv) the current principal balance of the Loan, (v) the name of any Subservicer (if applicable) subservicing such Loan, and (vi) any other information required by Buyer and any other additional information to be provided pursuant to the Custodial Agreement.

(c)                                                          Section 2 of the Agreement is hereby amended by deleting the definition of “Total Average Monthly Usage” in its entirety.

(d)                                                         Section 2 of the Agreement is hereby amended by deleting the definition of “Uncommitted Amount” in its entirety and replacing it with the following (bold for emphasis):

“Uncommitted Amount” shall mean an amount equal to (i) $150,000,000 reduced by (ii) the Uncommitted Amount (as defined in the NPL Repurchase Agreement) outstanding under the NPL Repurchase Agreement.”

(a)                                 Section 9(b)(xvii) of the Agreement is hereby amended by deleting the section in its entirety.

(e)                                                          Section 12(p) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following (bold for emphasis):

“(p)                           Financial Representations and Warranties.

(i) (A) the ratio of Seller’s Total Indebtedness to its Adjusted Tangible Net Worth is not greater than 10:1; (B) Seller’s Liquidity is not less than $10,000,000 as of the last day of the prior calendar month; and (C) Seller’s Adjusted Tangible Net Worth is greater than or equal to $140,000,000.”

(ii) Reserved.

(iii) (A) Guarantor’s Adjusted Tangible Net Worth is greater than or equal to $750,000,000; (B) the combined amount of unrestricted cash of Guarantor and its Subsidiaries is greater than or equal to $30,000,000; (C) the ratio of Guarantor’s Total Indebtedness to Adjusted Tangible Net Worth is less than 5:1; and (D) Guarantor’s consolidated net income has been equal to or greater than $1.00 for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of the last fiscal quarter.”

(f)                                                           Section 13(p) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following (bold for emphasis):

“(p) Financial Covenants.

(i) Seller shall comply with the following financial covenants: (A) the ratio of Seller’s Total Indebtedness to its Adjusted Tangible Net Worth shall not at any time be greater than 10:1; (B) Seller shall maintain Liquidity as of the last day of the prior calendar month in an amount of not less than $10,000,000; and (C) the Adjusted Tangible Net Worth of Seller shall at all times be greater than $140,000,000;”

(ii) Reserved.

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(iii) (A) Guarantor’s Adjusted Tangible Net Worth shall at all times be greater than $750,000,000; (B) the amount of combined unrestricted cash of Guarantor and its Subsidiaries shall at all times be greater than or equal to $30,000,000; (C) the ratio of Guarantor’s Total Indebtedness to Adjusted Tangible Net Worth shall at all times be less than 5:1, and (D) Guarantor’s consolidated net income shall be equal to or greater than $1.00 for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of each fiscal quarter.”

(g)                                                          Schedule 4 of the Agreement is hereby amended replacing the Schedule in its entirety with Schedule 1 attached hereto.

SECTION 2.                            Fees and Expenses.  Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Seven (including any Commitment Fee due an payable, all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3.                            Representations.  Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4.                            Binding Effect; Governing Law.  This Amendment Number Seven shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER SEVEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.                            Counterparts.  This Amendment Number Seven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                            Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Seven need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller, Servicer and Buyer have caused this Amendment Number Seven to be executed and delivered by their duly authorized officers as of the day and year first above written.

PENNYMAC CORP.
(Seller)
By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)
By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

CITIBANK, N.A.
(Buyer)

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President
Citibank N.A.

Amendment Number Seven to Master Repurchase Agreement (PMAC Agency)

SCHEDULE 1

Schedule 4 (PennyMac to provide)

Amendment Number Seven to Master Repurchase Agreement (PMAC Agency)

State	License Name	PennyMac Corp. (NMLS # 252869)
Arkansas	Collection Agency License	License # 4535
Arkansas	Mortgage Servicer License	License # 105282 6/14/2013
Colorado	Supervised Lender License	License # 991621 5/2/2012
Colorado	Collection Agency License	License # 991687 8/20/2012
Georgia	Mortgage Lender License	License # 33028 1/4/2012
Hawaii	Out-of-State Collection Exemption	License # COLAX-771 9/23/2013
Idaho	Collection Agency License	License # CDB-8549 3/27/2013
Illinois	Residential Mortgage License	License # MB.6760811 5/26/2011
Iowa	Mortgage Banker License	License # 2012-0112 11/21/2012
Kansas	Supervised Loan License	License # SL.0026438 3/11/2013
Kansas	UCCC Notification Registrant	Registrant # NOT.0025908
Kentucky	Mortgage Company License	License # MC72496 9/14/2010
Maine	UCCC Notification	License # SVR12711
Maryland	Collection Agency License	License # 6329 7/9/2012
Michigan	1st Mortgage Broker/ Lender/Servicer License	License # FL0017336 10/11/2010
Michigan	2nd Mortgage Broker/ Lender/Servicer Registration	License # SR0017436 10/11/2010
Minnesota	Residential Mortgage Servicer License	License # 40220856 9/21/2010
Mississippi	Mortgage Lender License	License # 252869 4/20/2011
Nebraska	Mortgage Banker License	License # 2092 7/28/2010
New Hampshire	Mortgage Servicer Registration	License # 16686-MS 9/15/2011
New York	Mortgage Loan Servicer Registration	Application Pending 9/26/2011
New York City	Collection Agency License	License # 1427846 5/21/2012

North Carolina	Collection Agency License	License # 108112 6/13/2012
Oregon	Mortgage Lending License	License # ML-5218 6/13/2013
South Dakota	Mortgage Lender License	License # ML.05013 6/13/2013
Texas	Regulated Loan License	License # 15161-56953 9/10/2010
Vermont	Loan Servicer License	License # 252869-1 6/6/2013
West Virginia	Mortgage Lender License	License # ML-30458 6/25/2010
West Virginia	Business Registration Certificate & Collection Agency License	License # 2238-4733 3/30/2011
Wisconsin	Mortgage Banker	License # 252869BA 5/13/2011